Intangible Assets	6 Months Ended
Feb. 29, 2020
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 6. Intangible Assets

On February 12, 2020, the Company issued three Sellers Acquisition promissory notes having an aggregate principal amount of $500,000 pursuant to an Acquisition Agreement to acquire Lelantos Biotech. The terms and conditions of the agreement require the Company to issue 400,000 shares of its common stock to Lelantos, and separately, an aggregate of $500,000 in the form of notes payable as follows: $225,000 to Helen M.; $50,000 to East West, $225,000 to New Horizons. The total purchase price of Lelantos was $612,400 and the sole assets of Lelantos are its patents. In addition to the $500,000 owed via the three convertible notes, the Company will issue 400,000 common shares with a value of $112,400 bringing the total acquisition value to $612,400.